UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 28, 2021

CATALYST PHARMACEUTICALS, INC.

(Exact Name Of Registrant As Specified In Its Charter)

Delaware	001-33057	76-0837053
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

355 Alhambra Circle Suite 801 Coral Gables, Florida	33134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 420-3200

Not Applicable

Former Name or Former address, if changed since last report

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Name of Exchange on Which Registered	Ticker Symbol
Common Stock, par value $0.001 per share	NASDAQ Capital Market	CPRX

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this Chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement

On June 28, 2021, Catalyst Pharmaceuticals, Inc. (the “Company”) and DyDo Pharma, Inc. (“DyDo”) entered into that certain License & Supply Agreement (the “Agreement”). Pursuant to the Agreement, the Company will license to DyDo the Japanese rights for Firdapse® for the treatment of Lambert-Eaton Myasthenic Syndrome (“LEMS”). Under the terms of the Agreement, DyDo will have joint rights to develop Firdapse®, and exclusive rights to commercialize the product, in Japan. DyDo will be responsible for funding all clinical, regulatory, marketing and commercialization activities in Japan. The Company will be responsible for clinical and commercial supply, as well as providing support to DyDo in its efforts to obtain regulatory approval for the product from the Japanese regulatory authorities. Subject to the satisfaction of terms and conditions as set forth in the Agreement, the Company will receive an upfront payment and be eligible to receive further development and sales milestones for Firdapse®, as well as a transfer price on product supplied to DyDo.

The Agreement is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference. Certain identified information has been excluded from the exhibit because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

Item 8.01	Other Events

On June 28, 2021, the Company issued a press release announcing the Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	License & Supply Agreement, dated as of June 28, 2021, between DyDo Pharma, Inc. and the Company (Certain identified information has been excluded from the exhibit because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed).

99.1	Press release issued by the Company on June 28, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Catalyst Pharmaceuticals, Inc.

By:	/s/ Alicia Grande
Alicia Grande
Vice President, Treasurer and CFO

Dated: June 30, 2021

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